Exhibit 99.2

FISCAL 2015 FIRST - QUARTER UPDATE February 4, 2015

Regarding Forward - Looking Statements 1 Certain statements contained in this presentation are forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . New Jersey Resources (NJR or the Company) cautions readers that the assumptions forming the basis for forward - looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants . Words such as “anticipates,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “believes,” “should” and similar expressions may identify forward - looking information and such forward - looking statements are made based upon management’s current expectations and beliefs as of this date concerning future developments and their potential effect upon NJR . There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on NJR will be those anticipated by management . Forward - looking information in this presentation includes, but is not limited to, certain statements regarding NJR's NFE guidance for fiscal 2015 , forecasted contribution of business segments to fiscal 2015 NFE and to NFE beyond fiscal 2015 , long - term benefits of increased NFE, forecasted dividend growth and payout ratio, future NJNG customer growth, expected contribution by new customers of NJNG to utility gross margin, future capital expenditures and infrastructure investments, NJNG incremental utility gross margin growth, the long - term outlook for NJRCEV, diversification of NJRCEV’s strategy, SREC prices and inventory levels, NJRCEV’s future solar and wind projects, and the PennEast Pipeline project . The factors that could cause actual results to differ materially from NJR’s expectations include, but are not limited to, weather and economic conditions ; demographic changes in the NJNG service territory and their effect on NJNG's customer growth ; volatility of natural gas and other commodity prices and their impact on NJNG customer usage, NJNG's Basic Gas Supply Service (BGSS) incentive programs, NJRES' operations and on the Company's risk management efforts ; changes in rating agency requirements and/or credit ratings and their effect on availability and cost of capital to the Company ; the impact of volatility in the credit markets ; the ability to comply with debt covenants ; the impact to the asset values and resulting higher costs and funding obligations of NJR's pension and post employment benefit plans as a result of downturns in the financial markets, a lower discount rate, and impacts associated with the Patient Protection and Affordable Care Act ; accounting effects and other risks associated with hedging activities and use of derivatives contracts ; commercial and wholesale credit risks, including the availability of creditworthy customers and counterparties and liquidity in the wholesale energy trading market ; regulatory approval of NJNG’s planned infrastructure programs ; the ability to obtain governmental and regulatory approvals, land - use rights, electric grid interconnection (in the case of distributed power projects) and/or financing for the construction, development and operation of NJR’s energy investments and NJNG’s infrastructure projects in a timely manner ; risks associated with the management of the Company's joint ventures and partnerships ; risks associated with our investments in distributed power projects, including the availability of regulatory and tax incentives, the availability of viable projects and NJR's eligibility for ITCs and PTCs, the future market for SRECs (including the pace of solar project development in New Jersey), and operational risks related to projects in service ; timing of qualifying for ITCs and PTCs due to delays or failures to complete planned solar and wind energy projects and the resulting effect on our effective tax rate and earnings ; the level and rate at which NJNG's costs and expenses are incurred and the extent to which they are allowed to be recovered from customers through the regulatory process ; the possible expiration of the BGSS incentive programs ; access to adequate supplies of natural gas and dependence on third - party storage and transportation facilities for natural gas supply ; operating risks incidental to handling, storing, transporting and providing customers with natural gas ; risks related to our employee workforce ; the regulatory and pricing policies of federal and state regulatory agencies ; the costs of compliance with present and future environmental laws, including potential climate change - related legislation ; risks related to changes in accounting standards ; the disallowance of recovery of environmental - related expenditures and other regulatory changes ; environmental - related and other litigation and other uncertainties ; risks related to cyber - attack or failure of information technology systems ; and the impact of natural disasters, terrorist activities, and other extreme events on our operations and customers, including any impacts to utility gross margin, and restoration costs . The aforementioned factors are detailed in the “Risk Factors” sections of our Annual Report on Form 10 - K filed on November 25 , 2014 , as filed with the Securities and Exchange Commission (SEC), which is available on the SEC’s website at sec . gov . Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward - looking statement referenced herein in light of future events .

Disclaimer Regarding Non - GAAP Financial Measures 2 This presentation includes the non - GAAP measures net financial earnings (NFE), utility gross margin and financial margin . As indicators of the Company’s operating performance, these measures should not be considered alternatives to, or more meaningful than, GAAP measures, such as cash flow, net income, operating income or earnings per share . NFE (loss) and financial margin exclude unrealized gains or losses on derivative instruments related to the company’s unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at NJRES . Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period . In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently as opposed to when the planned transaction ultimately is settled . An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to NJRCEV, as such adjustment is related to tax credits generated by NJRCEV . NJNG’s utility gross margin represents the results of revenues less natural gas costs, sales and other taxes and regulatory rider expenses, which are key components of the company’s operations that move in relation to each other . Natural gas costs, sales and other taxes and regulatory rider expenses are passed through to customers and, therefore, have no effect on gross margin . Management uses NFE, utility gross margin and financial margin as supplemental measures to other GAAP results to provide a more complete understanding of the Company’s performance . Management believes these non - GAAP measures are more reflective of the Company’s business model, provide transparency to investors and enable period - to - period comparability of financial performance . For a full discussion of our non - GAAP financial measures, please see NJR’s most recent Form 10 - K, Item 7 . This information has been provided pursuant to the requirements of SEC Regulation G .

Net Financial Earnings ( NFE ) 3 ($MM) Company 2014 2013 New Jersey Natural Gas $28.2 $27.6 NJR Energy Services 16.4 7.4 NJR Clean Energy Ventures 9.0 3.6 NJR Midstream 2.1 1.4 NJR Home Services/Other (0.6) (0.1) Total $55.1 $39.9 Per basic share $1.30 $.95 Three Months Ended December 31 » NJRES off to another strong start » Steady customer growth and higher utility gross margin from incentive programs at NJNG » NJRCEV placed 11.3 megawatts (MW) of solar capacity into service

Earnings Drivers » New Jersey Natural Gas x NFE of $28.2 million compared with $27.6 million in Q1 last year • Strong utility gross margin growth at NJNG » NJR Energy Services x NFE of $16.4 million vs. $7.4 million in Q1 last year • Higher financial margin • Periods of cold weather drove increased demand for natural gas 4 ($ thousands) BGSS Incentives $1,721 Customer Growth 1,594 SAVEGREEN 355 AIP/Other 34 Total Utility Gross Margin Growth $3,704 Change in NJNG Gross Margin Q1 Fiscal 2015/2014

Earnings Drivers » NJR Clean Energy Ventures x NFE of $9 million vs. $3.6 million in Q1 last year • One grid - connected project and 145 residential systems placed into service • Increased Solar Renewable Energy Certificates (SREC) sales and prices » NJR Midstream x NFE of $2.1 million vs. $1.4 million in Q1 last year • Higher revenue associated with firm sales at Steckman Ridge and Iroquois Pipeline 5

Our Growth and Earnings Strategy

6

Long-term average annual NFE goal remains 5 to 9 percent

- Increased regulated infrastructure investments drives safe, reliable service and anchors our business portfolio
  - ✓NJNG drives our long-term growth
  - ✓PennEast Pipeline
- Provide customers with cost-efficient renewable electricity, while reducing ITC reliance
  - ✓Portfolio diversification
  - ✓Improving SREC fundamentals
- Provide physical and producer services to a variety of natural gas market participants


Fiscal 2015
60-70%
5-10%
5-15%
2-5%
10-20%
New Jersey Natural Gas
NJR Clean Energy Ventures
NJR Energy Services
NJR Midstream
NJR Home Services

NJR expects regulated businesses to contribute 65 to 80 percent of fiscal 2015 NFE

NJR Affirms Fiscal 2015 NFE Guidance of $2.90 - $3.10 Per Share*

**On a post-split basis -- $1.45 - $1.55*

New Jersey Resources

Always Delivering Strong Balanced Renewable Local Reliable Innovative Resourceful

Growing Capital Investments 7 ($MM) 2014A 2015E 2016E 2017E Total Immediate Return NJNG Customer Growth $30.1 $26.8 $26.9 $27.0 $110.8 Yes Maintenance/Other 61.8 66.9 54.4 56.2 239.3 AIP/SAFE 40.3 41.2 39.0 2.4 122.9 Yes Superstorm Sandy 9.8 5.0 - - 14.8 NGV Fueling Stations 4.8 4.2 - - 9.0 Yes NJ RISE - 7.0 14.7 27.0 48.7 Yes Liquefaction Project 10.1 11.9 11.8 - 33.8 Southern Reliability - 19.3 86.9 41.3 147.5 SAVEGREEN 31.0 40.3 - - 71.3 Yes Subtotal NJNG $187.9 $222.6 $233.7 $153.9 $798.1 NJRCEV Solar* $75.5 $105.1 $74.3 $58.8 $313.7 Onshore Wind/CHP 21.2 42.0 83.0 - 146.2 Subtotal NJRCEV $96.7 $147.1 $157.3 $58.8 $459.9 TOTAL NJR $284.6 $369.7 $391.0 $212.7 $1,258.0 * Solar investment for residential and commercial projects in Q1Fiscal 2017 estimated at $33.2 million. Plan assumes $25.6 million beyond December 31, 2016, assuming appropriate economics allow.

Strong Customer Growth Continues 8 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 FY09 FY10 FY11 FY12 FY13 FY14 7,599 5,841 6,189 6,783 6,704 7,456 New Construction Conversions » 2,581 new customers added in Q1 fiscal 2015 compared with 2,129 last year - a 21 percent increase x 1,161 new construction customers compared with 980 last year - a 19 percent increase x 1,420 conversions from other fuels - a 24 percent increase » 183 existing customer heat conversions Customer growth forecast of 15,000 – 17,000 over next two years

Key Trends Support Future Customer Growth 9 0.0% 5.0% 10.0% 15.0% N.J. Morris Monmouth Ocean 1.2% 6.2% 2.3% 14.1% Population Change 2000 - 2013 1 2014 - 2016 10,200 Beyond 2017 - 78,206 New Construction 3 3 . Source: A.D. Little $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 NJNG Fuel Oil Propane Electricity $0.92 $2.39 $3.95 $4.10 Equivalent Customer Cost 2 Non Heat 6,900 On Main 36,322 Near Main 28,974 Off Main 47,840 Conversions 4 4. Source: Harte Hanks 2 . Source: US Energy Information Administration data as of January 2015. Based on 100,000 comparable BTUs 1. Source: US Census data, 2013 estimates

Collaborative Regulatory Relationships 10 Regulatory and Incentive Programs » Basic Gas Supply Service Incentives (BGSS) - 1992 » Conservation Incentive Program (CIP) - 2006 » Accelerated Infrastructure Program (AIP) - 2008 » The SAVEGREEN Project® - 2009 » Safety Acceleration and Facility Enhancement Program (SAFE) - 2012 » New Jersey Reinvestment in System Enhancement (NJ RISE) - 2014 Rate case to be filed no later than November 2015

NJNG: Diversified Sources of Utility Growth 11 NJNG expects incremental utility gross margin to grow about 37 percent by 2017 $0 $5 $10 $15 $20 $25 $30 $35 $40 FY14A FY15E FY16E FY17E $28.1 $31.6 $35.3 $38.4 Millions Customer Growth Red Oak SAVEGREEN NGV BGSS Incentives Incremental Utility Gross Margin

NJRES: Generated NFE Every Year Since 1995 » Serves wholesale customers across North America » Diverse portfolio of physical natural gas assets » Firm storage ( 43 Bcf in the US and Canada) » Firm transportation ( 1.5 Bcf/day) » Services include: x Transporting natural gas x Selling storage gas during peak periods x Asset management agreements x Producer Services • Fee - based service; located primarily in the Marcellus 12 $16.2 $30.0 $7.4 $16.4 $0 $5 $10 $15 $20 $25 $30 $35 FY1Q14 FY1Q15 $MM Financial Margin NFE

PennEast Pipeline

13

- 108-mile, 36-inch pipeline
- Connecting Northeast Marcellus supply to Northeast markets
- Contracted volume up to 1,000,000 dth/day
- Total capex $1 billion
- Current ownership: NJR, AGL, SJI, UGI at 20 percent and PSEG and SE at 10 percent
- Open season concluded August 29 – 1,085k/d
- Pre-filed with FERC October 2014
- File full 7(c) with FERC July 2015
- Construction commences April 2017
- Commercial operation late 2017


PennEast
PIPELINE
Tennessee
Millennium
Transco
PennEast Pipeline
Columbia
Algonquin
Texas Eastern

New Jersey Resources

Always Delivering Strong Balanced Renewable Local Reliable Innovative

NJRCEV: Continued Portfolio Diversification Commercial Solar » 19 project sites » 68.3 MW » Projects include roof - and ground - mounted installations, both grid - connected and net - metered Residential Solar - The Sunlight Advantage ® » Third largest residential solar provider in New Jersey » 3,267 customers added since inception » 28.7 MW Onshore Wind » Two Dot - 9.7 MW, Montana – In service » Carroll Area – 20 MW, Iowa – In service » Alexander Wind Farm – 48 MW, Kansas – Under construction 14 Total of 126.7 MW installed; 23 percent of portfolio now wind assets

Improving SREC Fundamentals 15 Source of Monthly Capacity Additions: New Jersey’s Clean Energy Program™ Source of SREC Prices: Karbone $60 $80 $100 $120 $140 $160 $180 $200 $220 $240 SREC Prices $70 $218 NJRCEV forecasts SREC production to grow in excess of 194,000 in fiscal 2017

Our Path to Continued Growth

16

Fiscal 2015

NJNG
- ✓ Customer growth
- ✓ CIP
- ✓ BGSS incentives
- ✓ SAVEGREEN
- ✓ SAFE
- ✓ NJ RISE
- ✓ SRL

Energy Services
- ✓ Physical natural gas services
- ✓ Producer services

Clean Energy
- ✓ Portfolio diversification
- ✓ More SRECs; higher prices
- ✓ Expanded wind investments

Midstream
- ✓ PennEast FERC filing

+ Fiscal 2016

NJNG
- ✓ Base Rate Case
- ✓ Liquefaction plant in service

Midstream
- ✓ PennEast FERC certificate issued

Clean Energy
- ✓ Lower solar investment
- ✓ More SRECs; higher prices
- ✓ Expanded wind investments

+ Fiscal 2017

NJNG
- ✓ New base rates
- ✓ SRL in service

Clean Energy
- ✓ More SRECs, higher prices
- ✓ Increased earnings from wind and SREC sales
- ✓ ITC declines to 10 percent

Midstream
- ✓ PennEast FERC final approval

+ Fiscal 2018

NJNG
- ✓ NJ RISE (post rate case)
- ✓ SAFE (post rate case)

Clean Energy
- ✓ Residential solar continues

Midstream
- ✓ PennEast Pipeline in service

New Jersey Resources

Always Delivering Strong Balanced Renewable Local Reliable Innovative Resourceful